UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2019

BRISTOL-MYERS SQUIBB COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-01136	22-0790350
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

430 East 29th Street, 14th Floor
New York, NY, 10016
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (212) 546-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value	BMY	New York Stock Exchange
1.000% Notes due 2025	BMY 25	New York Stock Exchange
1.750% Notes due 2035	BMY 35	New York Stock Exchange
Bristol-Myers Squibb Contingent Value Rights	BMY RT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

In connection with the acquisition of Celgene Corporation, a Delaware corporation (“Celgene”), by Bristol-Myers Squibb Company, a Delaware corporation (“BMS”), pursuant to the Merger Agreement (as defined below), on November 20, 2019, BMS entered into the Contingent Value Rights Agreement (the “CVR Agreement”) with Equiniti Trust Company, a limited trust company organized under the laws of the state of New York, as trustee. The tradeable contingent value rights (the “CVRs”) represent the right to receive $9.00 in cash if a specified set of milestones is achieved, as set forth in the CVR Agreement.

The description of the CVR Agreement contained in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the CVR Agreement, a copy of which is filed hereto as Exhibit 4.1 to this Current Report on Form 8-K, and the terms of which are incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On November 20, 2019 (the “Closing Date”), BMS completed the previously announced acquisition of Celgene contemplated pursuant to the terms and conditions of the Agreement and Plan of Merger (the “Merger Agreement”), dated as of January 2, 2019, by and among BMS, Burgundy Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of BMS (“Merger Sub”), and Celgene.  Under the Merger Agreement, Merger Sub merged with and into Celgene with Celgene surviving as a direct wholly owned subsidiary of BMS (the “Merger”).

At the effective time of the Merger (the “Merger Effective Time”), each share of Celgene common stock issued and outstanding immediately prior to the Merger Effective Time (other than certain excluded shares as described in the Merger Agreement) was automatically converted into the right to receive (1) $50.00 in cash, without interest, (2) one share of BMS common stock, par value $0.10 per share, (the “Common Stock”) and (3) one CVR (collectively, the “Merger Consideration”). No fractional shares of Common Stock will be issued in the Merger, and Celgene’s former stockholders will receive cash in lieu of any fractional shares of Common Stock.

In addition, at the Merger Effective Time:

(i) each In-the-Money Option (as defined in the Merger Agreement), was assumed by BMS and converted into an option to purchase, on the same terms and conditions as applied to each In-the-Money Option prior to the Merger Effective Time, shares of Common Stock, except that (A) the number of shares of Common Stock subject to such In-the-Money Option shall equal the product of (1) the number of shares of Celgene common stock underlying each such award immediately prior to the Merger Effective Time, multiplied by (2) 1.86 (the “Equity Award Exchange Ratio”), rounded down to the nearest whole number of shares of Common Stock, and (B) the per share exercise price of such converted In-the-Money Option shall be equal to the quotient of (x) the exercise price per share of Celgene common stock at which such In-the-Money Option was exercisable immediately prior to the Merger Effective Time, divided by (y) the Equity Award Exchange Ratio (rounded up to the nearest whole cent) and, if such In-the-Money Option was vested prior to the Merger Effective Time, one CVR for each share of Celgene common stock underlying such In-the-Money Option, or if such In-the-Money was not vested immediately prior to the Merger Effective Time, immediately upon and subject to the vesting of the In-the-Money Option, the Unvested Equity Award CVR Consideration (as defined in the Merger Agreement);

(ii) each Out-of-the-Money Option (as defined in the Merger Agreement) was assumed by BMS and converted into an option to purchase, on the same terms and conditions as applied to each Out-of-the-Money Option immediately prior to the Merger Effective Time, shares of Common Stock, except that (A) the number of shares of Common Stock subject to such Out-of-the-Money Option shall equal the product of (1) the number of shares of Celgene common stock underlying each such award immediately prior to the Merger Effective Time, multiplied by (2) 1.87 (the “Out-of-the-Money Option Exchange Ratio”), rounded down to the nearest whole number of shares of Common Stock, and (B) the per-share exercise price shall be equal to the quotient of (x) the exercise price per share of Celgene common stock at which such Out-of-the-Money Option was exercisable immediately prior to the Merger Effective Time, divided by (y) the Out-of-the-Money Option Exchange Ratio (rounded up to the nearest whole cent);

(iii) each restricted stock unit award with respect to shares of Celgene common stock that vests solely based on the passage of time was assumed by BMS and converted into (A) a restricted unit award that settles in a number of shares of Common Stock equal to (1) the number of shares of Celgene common stock underlying such equity award immediately prior to the Merger Effective Time multiplied by (2) the Equity Award Exchange Ratio, rounded up to the nearest whole number of shares of Common Stock, and (B) the right to receive, immediately upon, and subject to, the vesting of such equity award, the Unvested Equity Award CVR Consideration;

(iv) each restricted stock unit award with respect to shares of Celgene common stock that vests solely based on the achievement of performance goals was assumed by BMS and converted into (A) a restricted unit award that settles in a number of shares of Common Stock equal to the product of (1) the number of Celgene common stock underlying such equity award immediately prior to the Merger Effective Time (with such number of shares determined by deeming the applicable performance goals to be achieved at the greater of the target level and the actual level of achievement through the end of the calendar quarter immediately preceding the quarter in which the Merger Effective Time occurs, as determined by the Management Compensation and Development Committee of the board of directors of Celgene prior to the Merger Effective Time), multiplied by (2) the Equity Award Exchange Ratio, rounded up to the nearest whole number of shares of Common Stock, and (B) the right to receive, immediately upon, and subject to, the vesting of such equity award, the Unvested Equity Award CVR Consideration; and

(v) each restricted stock award with respect to shares of Celgene common stock that vests based on the passage of time and/or the achievement of performance goals was assumed by BMS and converted into (A) a restricted stock award that settles in a number of shares of Common Stock equal to (1) the number of shares of Celgene common stock underlying such equity award immediately prior to the Merger Effective Time multiplied by (2) the Equity Award Exchange Ratio, rounded up to the nearest whole number of shares of Common Stock, and (B) the right to receive, immediately upon, and subject to, the vesting of such equity award, the Unvested Equity Award CVR Consideration.

In respect of Celgene common stock issued and outstanding immediately prior to the Merger Effective Time, BMS will deliver approximately 714.9 million shares of Common Stock, deliver approximately 714,909,545 CVRs and pay an aggregate of approximately $35.74 billion in cash to former Celgene shareholders in exchange for Celgene common shares. Further, in respect of outstanding Celgene equity awards, BMS has an additional obligation to deliver approximately 137,431,067 shares of Common Stock and 43,411,619 CVRs (or CVR consideration) to former Celgene equity award holders in exchange for their outstanding equity awards in accordance with the terms of the Merger Agreement.

The description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement.  This description is not intended to modify or supplement any factual disclosures about BMS and should not be relied upon as disclosure about BMS without consideration of any periodic and current reports and statements of BMS. The terms of the Merger Agreement govern the contractual rights and relationships, and allocate risks, among the parties in relation to the transactions contemplated by the Merger Agreement. In particular, the representations, warranties and covenants contained in the Merger Agreement were made only for purposes of such agreement and as of the dates specified therein, were solely for the benefit of the parties thereto and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of BMS. Moreover, information concerning the subject matter of any representations, warranties and covenants may change after the dates of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by BMS.  The Merger Agreement was filed as Exhibit 2.1 to BMS’s Current Report on Form 8-K dated January 2, 2019 and filed on January 4, 2019 and the terms of which are incorporated by reference as Exhibit 2.1 hereto and into this Item 2.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off- Balance Sheet Arrangement of a Registrant

CVRs

The information set forth in Items 1.01 and 2.01 of this Current Report on Form 8-K with respect to the CVRs is incorporated by reference into this Item 2.03.

Borrowing Under BMS Term Loan Credit Agreement

As previously reported, on January 18, 2019, BMS entered into the Term Loan Credit Agreement, (the “Term Loan Credit Agreement”), among BMS, the lenders party thereto and Morgan Stanley Senior Funding, Inc., as administrative agent.  On November 20, 2019, BMS borrowed $8.0 billion under the Term Loan Credit Agreement to fund a portion of the cash consideration paid to Celgene shareholders in connection with the Merger.

The description of the Term Loan Credit Agreement contained in this Item 2.03 does not purport to be complete and is qualified in its entirety by reference to the full text of the Term Loan Credit Agreement.  The Term Loan Credit Agreement was filed as Exhibit 10.1 to BMS’s Current Report on Form 8-K dated January 18, 2019 and filed on January 22, 2019 and the terms of which are incorporated herein by reference.

Certain of the financial institutions party to the Term Loan Credit Agreement, either directly or through affiliates, have performed, and may in the future perform, various commercial banking, investment banking and other financial advisory services in the ordinary course of business for BMS and in connection with the Merger for which they have received, and will receive, customary fees and commissions.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the completion of the Merger, and effective upon the Merger Effective Time, the Compensation and Management Development Committee of the Board of Directors of BMS approved the adoption and amendment and restatement of the Celgene Corporation 2017 Stock Incentive Plan (the “Legacy 2017 Plan”) and the Celgene Corporation 2014 Equity Incentive Plan (F/K/A Juno Therapeutics, Inc. 2014 Equity Incentive Plan) (the “Legacy 2014 Plan”, together with the Legacy 2017 Plan, the “Plans”) to confirm and preserve BMS’s ability to issue under the Plans the shares that remain available for issuance thereunder (as appropriately adjusted to reflect the Merger) in satisfaction of the vesting, exercise or other settlement of equity awards that may be granted by BMS under the Plans following the completion of the Merger, subject to the requirements of the NYSE Listed Company Manual and interpretive guidance thereunder, including, without limitation, Rule 303A.08.

Item 8.01	Other Events.

Press Release

On November 20, 2019, BMS issued a press release announcing the completion of the Merger and its entry into the accelerated share repurchase agreements.  A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Accelerated Share Repurchase

On November 18, 2019 BMS’s Board of Directors approved, and on November 20, 2019 BMS entered into, accelerated share repurchase (“ASR”) transactions under agreements with Morgan Stanley & Co. LLC and Barclays Bank PLC (each, an “ASR Agreement” and collectively, the “ASR Agreements”) to repurchase an aggregate $7.0 billion (the “Repurchase Price”) of Common Stock.

Under the terms of the ASR Agreements, on November 27, 2019, BMS will pay the Repurchase Price and receive Common Stock with an aggregate value of 80% of the Repurchase Price.  The final number of shares to be repurchased under each ASR Agreement will be based on the average of the daily volume-weighted average prices of the Common Stock for those dates during the term of the applicable ASR transaction as are specified in such ASR Agreement, less a discount and subject to adjustments pursuant to the terms and conditions of such ASR Agreement.  Upon final settlement of each ASR Agreement, BMS may be entitled to receive additional shares of Common Stock from the applicable bank or, under certain circumstances specified in the ASR Agreements, BMS may be required to deliver shares of Common Stock or make a cash payment, at its option, to the applicable bank.

The ASR Agreements contain provisions customary for agreements of this type, including provisions for adjustments to the transaction terms, the circumstances generally under which the ASR Agreement may be accelerated, extended or terminated early by the applicable bank and various acknowledgments, representations and warranties made by the parties to one another. The ASR transactions are scheduled to terminate in the second quarter of 2020, but each may conclude earlier at the election of the applicable bank.

                Morgan Stanley & Co. LLC and Barclays Bank PLC, either directly or through affiliates, have performed, and may in the future perform, various commercial banking, investment banking and other financial advisory services in the ordinary course of business for BMS and in connection with the Merger for which they have received, and will receive, customary fees and commissions.

Assumption of Celgene CVRs Pursuant to the Merger

In connection with the Merger, BMS agreed to assume the contingent value rights (the “Celgene CVRs”) issued by Celgene pursuant to the Contingent Value Rights Agreement, dated as of October 15, 2010 (“Celgene CVR Agreement”), by and between Celgene and American Stock Transfer & Trust Company, LLC, as trustee. Celgene issued the Celgene CVRs as part of the merger consideration pursuant to that certain Agreement and Plan of Merger, dated as of June 30, 2010 (as amended) by and among Celgene, Artistry Acquisition Corp., a Delaware corporation, and Abraxis BioScience, Inc., a Delaware corporation (“Abraxis”), on October 15, 2010.  On October 15, 2010, Celgene issued 43,273,855 Celgene CVRs.

Following the consummation of the Merger, Celgene assigned its rights and obligations under the Celgene CVR Agreement (the “Assignment”) to BMS pursuant to the Assignment, Assumption and Amendment Agreement, dated as of November 20, 2019 (the “Amendment Agreement”), among BMS, Celgene, American Stock Transfer & Trust Company, LLC and Equiniti Trust Company, a limited trust organized under the laws of the State of New York. The Assignment will become effective immediately after the Celgene CVRs have been listed on the New York Stock Exchange.

In connection with its assumption of the Celgene CVR Agreement, BMS will be subject to all of the obligations of Celgene outlined in the Celgene CVR Agreement, as amended by the Amendment Agreement. Each Celgene CVR entitles its holder to receive a pro rata portion, based on the number of the Celgene CVRs then outstanding, for each full one-year period ending December 31st during the term of the Celgene CVR Agreement, the following cash payments: (1) 2.5% of the net sales of Abraxane® and the Abraxis pipeline product, that exceed $1 billion but are less than or equal to $2 billion for such period, plus (2) an additional amount equal to 5% of the net sales of Abraxane® and the Abraxis pipeline products that exceed $2 billion but are less than or equal to $3 billion for such period, plus (3) an additional amount equal to 10% of the net sales of Abraxane® and the Abraxis pipeline products that exceed $3 billion for such period.  In addition, each holder of a Celgene CVR was entitled to receive a pro rata portion of two potential contingent milestone payments. The first contingent milestone payment was not achieved, as the October 2012 FDA approval of ABRAXANE® for use in the treatment of non-small cell lung cancer did not result in the use of a marketing label that included a progression-free survival claim. The second contingent milestone payment was achieved upon the FDA approval of ABRAXANE® for use in the treatment of pancreatic cancer permitting Celgene to market with a label that included an overall survival claim. This approval resulted in a subsequent payment of $300 million to Celgene CVR holders in October 2013.

The description of the Amendment Agreement contained in this Item 8.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment Agreement, a copy of which is filed hereto as Exhibit 4.2 to this Current Report on Form 8-K, and the terms of which are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The financial statements required by this Item 9.01(a) are not included in this Current Report on Form 8-K.  BMS intends to file such financial statements by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information

The pro forma financial information required by this Item 9.01(b) is not included in this Current Report on Form 8-K.  BMS intends to file such pro forma financial information by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d) Exhibits

The following exhibits are included as part of this Current Report on Form 8-K:

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated as of January 2, 2019, among Bristol-Myers Squibb Company, Burgundy Merger Sub, Inc. and Celgene Corporation (incorporated by reference to Exhibit 2.1 to the Bristol-Myers Squibb’s Current Report on Form 8-K dated January 2, 2019 and filed on January 4, 2019)*

4.1	Contingent Value Rights Agreement, dated as of November 20, 2019, by and between Bristol-Myers Squibb Company and Equiniti Trust Company, as trustee, including the Form of CVR Certificate as Annex A.

4.2
Assignment, Assumption and Amendment Agreement, dated as of November 20, 2019, among Bristol-Myers Squibb Company, Celgene Corporation, American Stock Transfer & Trust Company, LLC and Equiniti Trust Company.

25.1	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Equiniti Trust Company, dated as of November 18, 2019.

99.1	Press Release of Bristol-Myers Squibb Company, dated November 20, 2019.

104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

* The schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Bristol-Myers Squibb Company hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission; provided, however, that Bristol-Myers Squibb Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules so furnished.

EXHIBIT INDEX

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated as of January 2, 2019, among Bristol-Myers Squibb Company, Burgundy Merger Sub, Inc. and Celgene Corporation (incorporated by reference to Exhibit 2.1 to the Bristol-Myers Squibb’s Current Report on Form 8-K dated January 2, 2019 and filed on January 4, 2019)*

4.1	Contingent Value Rights Agreement, dated as of November 20, 2019, by and between Bristol-Myers Squibb Company and Equiniti Trust Company, as trustee, including the Form of CVR Certificate as Annex A.

4.2
Assignment, Assumption and Amendment Agreement, dated as of November 20, 2019, among Bristol-Myers Squibb Company, Celgene Corporation, American Stock Transfer & Trust Company, LLC and Equiniti Trust Company.

25.1	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Equiniti Trust Company, dated as of November 18, 2019.

99.1	Press Release of Bristol-Myers Squibb Company, dated November 20, 2019.

104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

* The schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Bristol-Myers Squibb Company hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission; provided, however, that Bristol-Myers Squibb Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOL-MYERS SQUIBB COMPANY

Dated: November 20, 2019	By:	/s/ Katherine R. Kelly
	Name:	Katherine R. Kelly
	Title:	Corporate Secretary